UMB Scout Funds

Equity Index Fund

Annual Report   June 30, 2000

A no-load mutual fund that seeks to provide investment results that track, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.


TO THE SHAREHOLDERS

In the past year, the financial markets continued to capture the nation's fancy. The major drivers regarding financial asset prices over the last 12 months have been earnings and interest rates, as is typically the case. However, last fall we witnessed a temporary detour from the "norm" as we saw what turned out to be a speculative "bubble" being created when investors purchased anything labeled ".com." While that bubble has not burst, it is fair to say that much of the speculative "froth" has since been eliminated from asset valuation levels.

In an effort to get a handle on the economy, Alan Greenspan conducted a series of six interest rate increases designed to slow the economic environment and ease any upward pressure on inflation rates. We are beginning to see signs that the growth rate in the economy is decreasing. For the time being, it appears that Mr. Greenspan's efforts were successful.

But what about the future? Will the economy continue to slow? And if it does slow, could we slip into a recession? These are very significant questions on many investors' minds. While we do not know what the future holds, history would suggest that the economy is going to slow during the remainder of 2000. Keep in mind that historically, the Federal Reserve, currently headed by Greenspan, has had difficulty "fine tuning" the economy. It has been shown that once the economy starts to slow, keeping it out of a recessionary environment can be difficult. In our minds, recession poses a major potential risk which investors may have to wrestle with during the next 12 months.

Longer term, we continue to look at the investment landscape in a positive sense. Inflation is low, and the economy is growing nicely. As long as these two trends are at work, we believe that financial assets will generate satisfactory returns.

In closing, we at UMB Investment Advisors would like to thank you, our shareholders, for your continued support of the UMB Scout Funds. We fully understand and appreciate the trust you have placed in our hands. We will work hard to maintain that trust.

Respectfully,

/s/William B. Greiner

William B. Greiner
Executive Vice President
Chief Investment Officer
UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.


TO THE SHAREHOLDERS

The UMB Scout Equity Index Fund closed its first two months of existence, ended June 30, 2000, at $10.02 per share and had a total return (price change and reinvested distributions) of .20%. The Fund seeks to provide investment results that track, as closely as possible, the performance of the Standard and Poor's 500 Composite Stock Price Index.

We have definitely been keeping busy during the inaugural months of the Fund. There were sixteen compositional changes within the Index during the Fund's first two months, and the stock market has been volatile. The net return for the Standard & Poor's 500 was a rather unimpressive .36% when compared to the returns of the past five years.

Sixteen days into the life of the Fund, the Federal Open Market Committee raised the federal funds rate by 1/2 of a percentage point to a level of 6.5%. The minutes of the meeting cited current reports that some businesses appeared to be considering increasing their selling prices to maintain their profit margins and compensate for the fact that rising wages and benefits were no longer being offset by increased productivity. In other words, the Federal Reserve has been worried about rising inflation as a result of low unemployment levels and the increase of certain commodity prices, particularly oil.

Given this environment, the sectors that outperformed were financials, consumer cyclicals and energy. Conversely, the materials and capital goods sectors were relative underperformers in relationship to the S&P 500.r The remaining sectors (communications services, consumer staples, health care, transportation and utilities) were relatively in line with the performance of the index.

Having successfully completed our first two months of operation, we look forward to pursuing for our investors, continued returns that closely track the performance of the Standard & Poor's 500 in a low-cost management style.

Thank you for your support of the UMB Scout Equity Index Fund. We welcome your questions and comments.

Sincerely,

/s/William B. Greiner

William B. Greiner
UMB Investment Advisors

"Standard & Poor'sr","S&Pr","S&P 500r","Standard and Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by UMB Bank, n.a. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

CHART - HYPOTHETICAL GROWTH OF $10,000
UMB Scout Equity Index Fund
as of June 30, 2000

COMPARATIVE RATES OF RETURN
UMB Scout Equity Index Fund
as of June 30, 2000
                                     Month       Inception
UMB Scout Equity Index Fund          2.35%         0.20%
S&P 500*                             2.47%          N.A.
Lipper Multi-Cap Core*               4.22%          N.A.
Lipper Growth & Income Fund Index*  -0.38%          N.A.

Inception - May 1, 2000.

Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Chart - fund diversification
UMB Scout Equity Index Fund

Chart - top ten equity holdings
UMB Scout Equity Index Fund
                                Market      Percent
                            Value (000's)   of Total
Maverick Tube Corp.            $ 1,019          3%
General Electric Co.               612          4%
Intel Corp.                        528          4%
Cisco Systems, Inc.                515          3%
Microsoft Corp.                    488          3%
Pfizer, Inc.                       353          2%
ExxonMobil Corp.                   322          2%
Wal-Mart Stores, Inc..             303          2%
Oracle Corp.                       282          2%
Nortel Networks Corp.              239          2%
Citigroup, Inc.                    235          2%
Top Ten Equity Holdings Total:  $3,877*        26%*

As of June 30, 2000, statement of assets. Subject to change.

*Market Values and Percents of Total are rounded; may not equal total.

FINANCIAL STATEMENTS                                      JUNE 30, 2000

Statement of Net Assets
                                                                Market
  Shares   DESCRIPTION                                           Value

COMMON STOCKS - 99.6%
Consumer Discretionary - 10.3%
        50 American Greetings Corp., Class A                  $      950
       150 Autozone, Inc.*                                         3,300
       150 Bed, Bath & Beyond, Inc.*                               5,438
       200 Best Buy Co., Inc.*                                    12,650
        50 Black & Decker Corp.                                    1,966
       150 Brunswick Corp.                                         2,485
       750 Carnival Corp.                                         14,626
        50 Centex Corp.                                            1,175
       200 Circuit City Stores, Inc.                               6,638
       350 Clear Channel Communications, Inc.*                    26,250
     1,000 Comcast Corp., Class A Special*                        40,500
       150 Consolidated Stores Corp.*                              1,800
        50 Cooper Tire & Rubber Co.                                  556
       500 Costco Wholesale Corp.*                                16,500
       150 Dana Corp.                                              3,178
       150 Darden Restaurants, Inc.*                               2,438
       650 Delphi Automotive Systems Corp.                         9,467
       150 Dillards, Inc.                                          1,838
     2,400 Disney (Walt) Holding Co.*                             93,150
       425 Dollar General Corp.                                    8,289
       150 Dow Jones & Company, Inc.*                             10,988
       350 Eastman Kodak Company                                  20,825
       200 Federated Department Stores, Inc.*                      6,750
     1,450 Ford Motor Co.*                                        62,351
       150 Fortune Brands, Inc.                                    3,459
       300 Gannett Co., Inc.                                      17,944
     1,000 Gap, Inc.                                              31,250
       600 General Motors Corp.                                   34,838
       150 Goodyear Tire and Rubber Co.                            3,000
        50 Harcourt General, Inc.*                                 2,719
       350 Harley Davidson, Inc.                                  13,475
       150 Harrah's Entertainment, Inc.*                           3,141
       200 Hasbro, Inc.*                                           3,013
       450 Hilton Hotels Corp.                                     4,220
     2,700 Home Depot, Inc.                                      134,831
       400 Interpublic Group of Companies, Inc.                   17,201
       150 Johnson Controls, Inc.                                  7,697
       100 Kaufman & Broad Home*                                   1,982
       500 K-Mart Corp.*                                           3,406
        50 Knight Ridder, Inc.                                     2,659
       350 Kohl's Corp.*                                          19,469
       200 Leggett & Platt, Inc.                                   3,300
       500 Limited, Inc.                                          10,814
        50 Liz Claiborne, Inc.                                     1,763
       450 Lowes Co., Inc.*                                       18,478
       300 Marriott International, Inc., Class A                  10,819
       500 Mattel, Inc.                                            6,595
       350 May Department Stores Co.                               8,400
        50 Maytag Corp.                                            1,844
     1,600 McDonald's Corp.*                                      52,701
       200 McGraw-Hill Companies, Inc.                            10,800
       100 Meredith Corp.*                                         3,376
       200 New York Times Co., Class A                             7,900
       300 Newell Rubbermaid, Inc.                                 7,725
       300 Nike, Inc., Class B                                    11,944
       150 Nordstrom, Inc.                                         3,619
       350 Office Depot, Inc.*                                     2,188
       200 Omnicom Group*                                         17,813
       300 Penney (J.C.) Company, Inc.*                            5,531
       100 Polaroid Corp.*                                         1,807
       200 RadioShack Corp.                                        9,475
       100 Reebok International Ltd.*                              1,594
       450 Sears, Roebuck and Co.                                 14,682
       150 Sherwin-Williams Co.                                    3,178
        50 Snap-On, Inc.                                           1,331
       600 Staples, Inc. Retail & Delivery*                        9,225
       200 Starbucks Corp.*                                        7,638
       350 TJX Companies, Inc.                                     6,564
       150 TRW, Inc.                                               6,506
       500 Target Corp.                                           29,000
       100 Tiffany & Co.*                                          6,750
     1,550 Time Warner, Inc.                                     117,800
       300 Toys "R" Us, Inc.*                                      4,370
       150 Tricon Global Restaurants, Inc.*                        4,238
       400 Tribune Company                                        14,001
        50 Tupperware Corp.                                        1,100
       150 VF Corp.                                                3,572
       100 Viacom, Inc., Class A*                                  6,838
     1,679 Viacom, Inc., Class B*                                114,487
     5,250 Wal-Mart Stores, Inc.                                 302,531
       150 Wendy's International, Inc.                             2,672
        50 Whirlpool Corp.                                         2,331
        50 Young & Rubicam, Inc.                                   2,857
                                                               1,518,569
Consumer Staples - 6.6%
       100 Alberto Culver Co., Class B*                            3,056
       500 Albertson's, Inc.*                                     16,625
       500 Anheuser-Busch Companies, Inc.                         37,344
       750 Archer Daniels Midland Co.                              7,361
       300 Avon Products, Inc.                                    13,350
       300 Bestfoods, Inc.                                        20,775
        50 Brown Forman Corp., Class B                             2,688
       450 CVS Corp.*                                             18,000
       500 Campbell Soup Co.*                                     14,563
       300 Clorox Company*                                        13,444
     2,900 Coca-Cola Company                                     166,569
       500 Coca-Cola Enterprises, Inc.                             8,157
       650 Colgate-Palmolive Co.*                                 38,919
       600 ConAgra, Inc.*                                         11,439
       200 Fort James Corp.                                        4,625
       350 General Mills, Inc.*                                   13,388
     1,250 Gillette Co.*                                          43,673
       450 Heinz (H.J.) Co.                                       19,688
       150 Hershey Foods Corp.                                     7,303
       500 Kellogg Co.                                            14,876
       650 Kimberly-Clark Corp.                                   37,294
       950 Kroger Co.*                                            20,959
       350 Nabisco Group Holding Corp.                             9,078
     1,650 PepsiCo, Inc.*                                         73,322
     2,650 Philip Morris Companies, Inc.*                         70,391
     1,500 Procter & Gamble Co.*                                  85,875
       150 Quaker Oats Co.                                        11,269
       350 Ralston Purina Co.                                      6,979
       300 Rite Aid Corp.*                                         1,969
       600 Safeway, Inc.*                                         27,075
     1,000 Sara Lee Corp.                                         19,313
       500 Seagrams Company Ltd.                                  29,000
       150 Supervalu, Inc.                                         2,859
       350 SYSCO Corp.*                                           14,744
       200 UST, Inc.                                               2,938
       650 Unilever N.V., ADR                                     27,950
     1,150 Walgreen Co.                                           37,016
       150 Winn-Dixie Stores, Inc.                                 2,147
       150 Wrigley, (Wm., Jr.) Company*                           12,028
                                                                 968,049
Energy - 5.5%
       150 Amerada Hess Corp.                                      9,263
       150 Anadarko Petroleum Corp.                                7,397
       150 Apache Corp.*                                           8,822
        50 Ashland, Inc.                                           1,753
       350 Baker Hughes, Inc.                                     11,200
       300 Burlington Resources, Inc.                             11,476
       800 Chevron Corp.                                          67,850
       200 Coastal Corp.                                          12,175
       700 Conoco, Inc., Cl B                                     17,194
     4,100 ExxonMobil Corp.                                      321,850
       500 Halliburton Co.                                        23,594
       150 Kerr-McGee Corp.                                        8,841
       450 Occidental Petroleum Corp.                              9,479
       300 Phillips Petroleum Co.*                                15,206
       150 Rowan Companies, Inc.*                                  4,557
     2,550 Royal Dutch Petroleum Co.                             156,984
       650 Schlumberger Ltd.                                      48,506
       150 Sunoco, Inc.                                            4,417
       650 Texaco, Inc.                                           34,613
       150 Tosco Corp.                                             4,247
       200 Transocean Sedco Forex, Inc., Ord                      10,688
       350 USX-Marathon Group                                      8,772
       300 Union Pacific Resources Group, Inc.                     6,601
       300 Unocal Corp.*                                           9,938
                                                                 815,423
Finance - 12.4%
       300 AFLAC, Inc.                                            13,781
       850 Allstate Corporation                                   18,913
     1,600 American Express Co.*                                  83,400
       300 American General Corp.                                 18,300
     1,800 American International Group, Inc.                    211,500
       450 Amsouth Bancorporation                                  7,089
       300 AON Corp.*                                              9,319
       900 Associates First Capital Corp., Class A*               20,082
       450 BB&T Corp.*                                            10,745
     1,950 Bank of America Corp.                                  83,850
       850 Bank of New York, Inc.*                                39,525
     1,300 Bank One Corp.                                         34,531
       150 Bear Stearns Cos, Inc.*                                 6,244
       200 Capital One Financial Corp.                             8,925
       200 Charter One Financial, Inc.*                            4,600
     1,475 Chase Manhattan Corp.*                                 67,942
       200 Chubb Corp.                                            12,300
       150 Cincinnati Financial Corp.                              4,716
     3,900 Citigroup, Inc.*                                      234,975
       150 Comerica, Inc.                                          6,731
       350 Conseco, Inc.                                           3,413
       150 Countrywide Credit Industries, Inc.*                    4,547
       800 Federal Home Loan Mortgage Corp.*                      32,400
     1,150 Federal National Mortgage Association*                 60,016
       350 Fifth Third Bancorp                                    22,138
     1,150 First Union Corporation                                28,534
     1,150 Firstar Corp. Wis.                                     24,222
     1,100 Fleetboston Financial Corp.                            37,401
       300 Franklin Resources, Inc.                                9,113
       150 Golden West Financial Corp.                             6,122
       300 Hartford Financial Svcs Group, Inc.                    16,781
       600 Household International Corp.                          24,939
       300 Huntington Bancshares, Inc.                             4,744
       150 Jefferson Pilot Corp.                                   8,466
       500 Keycorp                                                 8,814
       150 Lehman Brothers Holdings, Inc.                         14,184
       200 Lincoln National Corp. Indiana*                         7,225
       150 Loews Corp.*                                            9,000
       150 MBIA, Inc.                                              7,228
       950 MBNA Corp.                                             25,769
       150 MGIC Investment Corp. Wisconsin                         6,825
       300 Marsh & McLennan Company, Inc.*                        31,331
       600 Mellon Financial Corp.*                                21,863
       450 Merrill Lynch & Co., Inc.                              51,750
       200 Morgan (J.P.) & Company, Inc.                          22,025
     1,300 Morgan Stanley Dean Witter & Co.*                     108,225
       750 National City Corp.*                                   12,798
       300 Northern Trust Corp.                                   19,519
       158 Old Kent Financial Corp.                                4,213
       350 PNC Financial Services Group, Inc.*                    16,406
       150 PaineWebber Group, Inc.                                 6,825
        50 Progressive Corp.                                       3,700
       150 Providian Financial Corp.                              13,500
       300 Regions Financial Corp.                                 5,963
       150 SLM Holding Corp.                                       5,616
       150 Safeco Corp.*                                           2,981
       200 St. Paul Companies, Inc.                                6,825
     1,625 Charles Schwab Corp.*                                  54,642
       150 Southtrust Corp.                                        3,394
       150 State Street Corp.                                     15,909
       200 Summit Bancorp*                                         4,925
       350 Suntrust Bank, Inc.                                    15,991
       300 Synovus Financial Corp.                                 5,288
       150 T. Rowe Price Assoc., Inc.                              6,375
       150 Torchmark Corp.*                                        3,703
       850 U.S. Bancorp                                           16,363
       150 Union Planters Corp.*                                   4,191
       300 Unumprovident Corp.*                                    5,984
       200 Wachovia Corp.                                         10,850
       650 Washington Mutual, Inc.*                               18,769
     1,850 Wells Fargo & Co.                                      71,684
                                                               1,830,957
Health Care - 11.6%
     1,800 Abbott Laboratories*                                   80,213
       150 Aetna, Inc.*                                            9,628
       150 Allergan, Inc.                                         11,175
       150 Alza Corp.*                                             8,869
     1,500 American Home Products Corp.                           88,125
     1,150 Amgen, Inc.                                            80,788
       100 Bard (C.R.), Inc.*                                      4,813
        50 Bausch and Lomb, Inc.                                   3,869
       350 Baxter International, Inc.*                            24,609
       300 Becton Dickinson & Co.                                  8,606
       150 Biogen, Inc.*                                           9,675
       150 Biomet, Inc.*                                           5,766
       500 Boston Scientific Corp.*                               10,970
     2,300 Bristol-Myers Squibb Co.*                             133,975
       300 Cardinal Health, Inc.                                  22,200
       150 Cigna Corp.                                            14,025
     1,300 Eli Lilly & Company                                   129,838
       350 Guidant Corp.*                                         17,325
       650 HCA-Healthcare Co.*                                    19,744
       450 HealthSouth Corp.*                                      3,235
       150 Humana, Inc.*                                             731
     1,600 Johnson & Johnson                                     163,000
        50 Mallinckrodt, Inc.                                      2,172
        50 Manor Care, Inc.*                                         350
       300 McKessonHBOC, Inc.                                      6,281
       200 Medimmune, Inc.*                                       14,800
     1,350 Medtronic, Inc.*                                       67,247
     2,650 Merck & Co., Inc.                                     203,056
       200 PE Corp. - PE Biosystems Group                         13,175
     7,350 Pfizer, Inc.                                          352,800
     1,450 Pharmacia Corp.                                        74,947
       150 Quintiles Transnational Corp.*                          2,119
        50 St. Jude Medical, Inc.*                                 2,294
     1,750 Schering Plough Corp.                                  88,375
       350 Tenet Healthcare Corp.*                                 9,450
       150 UnitedHealth Group, Inc.*                              12,863
       150 Watson Pharmaceuticals, Inc.*                           8,063
        50 Wellpoint Health Networks, Inc., Class A*               3,622
                                                               1,712,793
Industrials - 9.2%
       150 AMR Corp.*                                              4,050
       200 Allied Waste Industries, Inc.*                          2,000
       200 American Power Conversion Corp.*                        8,163
       700 Automatic Data Processing, Inc.                        37,494
       150 Avery Dennison Corp.                                   10,069
       150 Block, (H&R), Inc.                                      4,857
     1,100 Boeing Co.                                             45,995
       500 Burlington Northern Santa Fe Corp.                     11,469
       300 CSX Corp.                                               6,357
       450 Caterpillar, Inc.*                                     15,245
       800 Cendant Corp.*                                         11,201
       200 Convergys Corp.*                                       10,375
       150 Cooper Industries, Inc.                                 4,885
        50 Crane Company                                           1,216
       150 Danaher Corp.                                           7,416
       300 Deere & Co.                                            11,100
       150 Delta Airlines, Inc.                                    7,584
        50 Deluxe Corp.                                            1,178
       150 Donnelley, (R.R.) & Sons Co.*                           3,384
       200 Dover Corp.                                             8,113
       150 Dun & Bradstreet Corp.                                  4,294
        50 Eaton Corp.                                             3,350
       150 Ecolab, Inc.                                            5,859
       500 Emerson Electric Co.                                   30,188
       150 Equifax, Inc.                                           3,938
       350 FedEx Corp.*                                           13,300
       500 First Data Corp.                                       24,813
        50 Fluor Corp.                                             1,581
       200 General Dynamics Corp.*                                10,450
    11,550 General Electric Co.*                                 612,150
       200 Genuine Parts Co.                                       4,000
       150 Goodrich (B.F.) Co.*                                    5,109
       150 Grainger (W.W.), Inc.                                   4,623
       950 Honeywell International, Inc.                          32,003
       350 IMS Health, Inc.*                                       6,301
       150 ITT Industries, Inc.                                    4,557
       350 Illinois Tool Works, Inc.                              19,950
       150 Ingersoll-Rand Co.                                      6,038
       150 Kansas City Southern Industries, Inc.*                 13,303
       450 Lockheed Martin Corp.                                  11,166
       500 Masco Corp.*                                            9,032
        50 McDermott International, Inc.                             441
       500 Minnesota Mining & Manufacturing Co.                   41,250
       200 Molex, Inc.                                             9,625
        50 Navistar International Corp.*                           1,553
       450 Norfolk Southern Corp.                                  6,695
        50 Northrop Grumman Corp.                                  3,313
       100 Owens Corning                                             925
       200 PPG Industries, Inc.                                    8,863
        50 Paccar, Inc.                                            1,984
       150 Pall Corp.                                              2,775
       150 Parker Hannifin Corp.                                   5,138
       450 Paychex, Inc.*                                         18,900
       300 Pitney Bowes, Inc.                                     12,000
       350 Raytheon Co., Class B*                                  6,738
       200 Rockwell International Corp.                            6,300
        50 Ryder System, Inc.                                        947
       150 Sabre Holdings Corp., Class A*                          4,275
       600 Southwest Airlines Co.                                 11,364
       150 Stanley Works                                           3,564
       150 Textron, Inc.                                           8,147
       150 Thermo Electron Corp.*                                  3,159
        50 Thomas & Betts Corp.                                      956
        50 Timken Co.                                                931
     1,950 Tyco International Ltd.*                               92,381
       300 Union Pacific Corp.                                    11,156
        50 U.S. Airways Group, Inc.*                               1,950
       500 United Technologies Corp.                              29,438
       750 Waste Management, Inc.*                                14,247
                                                               1,347,171
information Technology - 32.5%
       350 ADC Telecommunications, Inc.*                          29,356
       150 Adaptec, Inc.*                                          3,413
       150 Adobe Systems, Inc.                                    19,500
       150 Advanced Micro Devices, Inc.*                          11,588
       562 Agilent Technologies, Inc.*                            41,472
       200 Altera Corp.*                                          20,388
     2,700 America Online, Inc.*                                 142,425
       450 Analog Devices, Inc.*                                  34,200
        50 Andrew Corp.*                                           1,678
       400 Apple Computer, Inc.*                                  20,950
       950 Applied Materials, Inc.*                               86,094
        50 Autodesk, Inc.*                                         1,734
       300 BMC Software, Inc.*                                    10,945
       300 Broadcom Corp., Class A*                               65,537
       200 Cabletron System, Inc.*                                 5,050
       150 Ceridian Corp.*                                         3,609
     8,100 Cisco Systems, Inc.*                                  514,856
       200 Citrix Systems, Inc.*                                   3,788
     1,950 Compaq Computer Corp.                                  49,847
       650 Computer Associates International, Inc.                33,272
       150 Computer Sciences Corp.*                               11,203
       450 Compuware Corp.*                                        4,669
       150 Comverse Technology, Inc.*                             13,950
       300 Conexant Systems, Inc.*                                14,588
       300 Corning, Inc.                                          80,963
     3,050 Dell Computer Corp.*                                  150,403
     2,500 EMC Corporation Massachusetts*                        192,344
       500 Electronic Data Systems Corp.                          20,625
       350 Gateway, Inc.*                                         19,863
     1,150 Hewlett-Packard Co.                                   143,606
     3,950 Intel Corp.                                           528,066
     2,100 International Business Machines Corp.                 230,081
       200 KLA Tencor Corp.*                                      11,713
       350 LSI Logic Corp.*                                       18,944
       150 Lexmark Intl Group, Inc., Class A*                     10,088
       350 Linear Technology Corp.*                               22,378
     3,800 Lucent Technologies, Inc.*                            225,150
       300 Maxim Integrated Products, Inc.*                       20,381
       100 Mercury Interactive Corp.*                              9,675
     6,100 Microsoft Corp.*                                      488,000
       600 Micron Technology, Inc.*                               52,838
       100 Millipore Corp.*                                        7,538
     2,500 Motorola, Inc.                                         72,656
       150 NCR Corp.*                                              5,842
       200 National Semiconductor Corp.*                          11,350
       350 Network Appliance, Inc.*                               28,175
     3,500 Nortel Networks Corp.*                                238,875
       350 Novell, Inc.*                                           3,238
       200 Novellus Systems, Inc.*                                11,313
     3,350 Oracle Corp.*                                         281,609
       300 Parametric Technology Corp.*                            3,300
       300 Peoplesoft, Inc.*                                       5,025
       100 Perkinelmer, Inc.*                                      6,613
       850 Qualcomm, Inc.*                                        51,000
       200 Sanmina Corp.*                                         17,100
       100 Sapient Corp.*                                         10,694
       150 Scientific Atlanta, Inc.                               11,175
       300 Seagate Technology, Inc.*                              16,500
       200 Siebel Systems, Inc.*                                  32,713
       650 Solectron Corp.*                                       27,219
     1,900 Sun Microsystems, Inc.*                               172,781
       100 Tektronix, Inc.*                                        7,400
       500 Tellabs, Inc.*                                         34,219
       200 Teradyne, Inc.*                                        14,700
     1,900 Texas Instruments, Inc.*                              130,506
       450 3Com Corp.*                                            25,931
       350 Unisys Corp.*                                           5,097
       450 Veritas Software Corp.*                                50,857
       350 Xilinx, Inc.*                                          28,897
       800 Xerox Corp.                                            16,601
       650 Yahoo! Inc.*                                           80,519
                                                               4,778,673
Materials - 1.8%
       300 Air Products & Chemicals, Inc.                          9,245
       300 Alcan Aluminium Ltd.                                    9,301
     1,006 ALCOA, Inc.*                                           29,174
        50 Allegheny Technologies, Inc.                              900
       450 Barrick Gold Corp.                                      8,185
       100 Bemis, Inc.*                                            3,363
       150 Bethlehem Steel Corp.*                                    544
        50 Boise Cascade Corp.                                     1,294
       150 Crown Cork & Seal Co., Inc.                             2,250
       900 Dow Chemical Co.                                       27,169
     1,250 Dupont De Nemours & Co.                                54,688
        50 Eastman Chemical Co.                                    2,388
       150 Engelhard Corp.                                         2,559
       150 Freeport McMoRan Copper & Gold, Inc., Class B*          1,388
       200 Georgia Pacific Corp.                                   5,250
        50 Grace, (W.R.) & Co. *                                     606
        50 Great Lakes Chemical Corp.                              1,575
       150 Hercules, Inc.                                          2,109
       300 Homestake Mining Co.*                                   2,063
       200 Inco Ltd.*                                              3,075
       150 International Flavors & Fragrances, Inc.                4,528
       606 International Paper Co.                                18,070
       150 Louisiana Pacific Corp.                                 1,631
       150 Mead Corp.                                              3,788
       150 Newmont Mining Corp.                                    3,244
        50 Nucor Corp.                                             1,659
       150 Owens Illinois, Inc.*                                   1,753
       200 Pactiv Corp.*                                           1,575
        50 Phelps Dodge Corp.                                      1,859
       350 Placer Dome, Inc.*                                      3,347
       150 Praxair, Inc.                                           5,616
       300 Rohm & Haas Co.*                                       10,351
        50 Sealed Air Corp.*                                       2,619
        50 Sigma Aldrich Corp.                                     1,463
       100 Temple Inland, Inc.*                                    4,200
       150 USX  U.S. Steel Group                                   2,785
       150 Union Carbide Corp.                                     7,425
       150 Vulcan Materials Co.                                    6,403
       150 Westvaco Corp.                                          3,723
       300 Weyerhaeuser Co.                                       12,900
       150 Willamette Industries, Inc.                             4,088
        50 Worthington Industries, Inc.                              525
                                                                 270,678
Miscellaneous - 0.6%
       575 S&P 500 Depository Receipt, Unit Ser 1*                82,533
Telecommunication Services - 6.8%
     4,418 AT&T Corp.                                            139,704
       350 Alltel Corp.                                           21,678
     1,800 Bell Atlantic Corp.*                                   91,463
     2,150 BellSouth Corp.*                                       91,644
       150 Centurytel, Inc.                                        4,313
     1,150 GTE Corp.                                              71,588
     1,050 Global Crossing Ltd.*                                  27,628
       900 Nextel Communications, Inc., Class A*                  55,069
     4,000 SBC Communications, Inc.*                             173,000
     1,000 Sprint Corp.                                           51,000
     1,100 Sprint Corp. PCS*                                      65,450
       600 U.S. West, Inc.*                                       51,450
     3,350 WorldCom, Inc.*                                       153,681
                                                                 997,668
Utilities - 2.3%
       500 AES Corp.*                                             22,813
       150 Ameren Corp.                                            5,063
       420 American Electric Power, Inc.*                         12,444
       150 CMS Energy Corp.*                                       3,300
       150 CP&L Energy, Inc.*                                      4,791
       150 Cinergy Corp.                                           3,816
        50 Columbia Energy Group                                   3,281
       200 Consolidated Edison, Inc.                               5,925
       150 Constellation Energy Group, Inc.                        4,884
       150 DTE Energy Co.                                          4,584
       300 Dominion Resources, Inc.                               12,863
       450 Duke Energy Corp                                       25,369
       350 Edison International, Inc.                              7,175
       300 El Paso Energy Corp.                                   15,281
       900 Enron Corp.                                            58,050
       300 Entergy Corp.*                                          8,157
       200 FPL Group, Inc.                                         9,900
       300 FirstEnergy Corp.                                       7,014
       150 Florida Progress Corp.                                  7,031
       150 GPU, Inc.*                                              4,059
       150 New Century Energies, Inc.*                             4,500
       200 Niagara Mohawk Holding, Inc.*                           2,788
       100 NICOR, Inc.*                                            3,264
       150 Northern States Power Co., Minnesota*                   3,028
       200 Peco Energy Company                                     8,063
       450 PG&E Corp.                                             11,081
       150 PPL Corp.                                               3,291
        50 Pinnacle West Capital Corp.*                            1,694
       300 Public Service Enterprise                              10,389
       350 Reliant Energy, Inc.                                   10,347
       200 Sempra Energy Co.                                       3,400
       800 Southern Co.*                                          18,651
       300 TXU Corp.                                               8,850
       200 Unicom Corp.                                            7,738
       500 Williams Companies, Inc.                               20,844
                                                                 343,728

TOTAL COMMON STOCKS (Cost $14,542,513) - 99.6%                14,666,242

   FACE                                                         Market
  AMOUNT   DESCRIPTION                                           Value

REPURCHASE AGREEMENT (Cost $105,000) - 0.7%
   105,000 Northern Trust Co., 6.40%, due July 3, 2000
             (Collateralized by U.S. Treasury Bonds,
             11.875%, due November 15, 2003)                     105,000

TOTAL INVESTMENTS (Cost $14,647,513) - 100.3%                 14,771,242

Other assets less liabilities - (0.3%)                           (51,068)

TOTAL NET ASSETS - 100.0%
 (equivalent to $10.02 per share; unlimited shares
 of $1.00 par value capital shares authorized;
 1,469,173 shares outstanding)                               $14,720,174

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $14,648,741.

Net unrealized appreciation for federal income tax purposes was $122,501, which is comprised of unrealized appreciation of $780,033 and unrealized depreciation of $657,532.

*Non-income producing security.

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                                        JUNE 30, 2000

StatementS of Assets and Liabilities

ASSETS:
  Investment securities, at market value
   (identified cost $14,647,513)                            $14,771,242
  Cash
29,928
  Dividends receivable                                            9,351
  Receivable for securities sold                                219,046
      Total assets                                           15,029,567

LIABILITIES:
  Payable for securities purchased                              309,393
NET ASSETS                                                  $14,720,174

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)               $14,579,505
  Accumulated undistributed income:
    Net investment income                                        21,611
    Net realized loss on investment transactions                 (4,671)
  Net unrealized appreciation on investments                    123,729

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                 $14,720,174

Capital shares, $1.00 par value
  Authorized                                                  Unlimited

  Outstanding                                                 1,469,173

 NET ASSET VALUE PER SHARE                                    $   10.02

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS for the period May 1, 2000 (inception) to June 30, 2000

Statements of Operations

INVESTMENT INCOME:
  Income:
    Dividends                                                 $    16,267
    Interest                                                       10,211
                                                                   26,478
  Expenses:
    Management fees                                                 4,867
      Net investment income                                        21,611

REALIZED and unrealized GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from investment transactions                   (4,671)
  Increase in net unrealized appreciation on investments          123,729
      Net realized and unrealized gain on investments             119,058
      Net increase in net assets resulting from operations    $   140,669

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS for the period May 1, 2000 (inception) to June 30, 2000

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                       $    21,611
  Net realized loss from investment transactions                   (4,671)
  Increase in net unrealized appreciation on investments          123,729
    Net increase in net assets resulting from operations          140,669

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 1,484,404 shares sold                          14,730,624
  Cost of 15,231 shares redeemed                                 (151,119)
    Net increase in net assets from capital
     share transactions                                        14,579,505
      Net increase in net assets                               14,720,174

NET ASSETS:
  Beginning of period                                                   -
  End of period (including undistributed net investment
    income of $21,611)                                        $14,720,174

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At June 30, 2000, the Fund has a net capital loss carryover of $5,000 available to offset future realized capital gains and thereby reduce further taxable gains distributions.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of the deferral of wash sale losses and post-October losses.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income recognition.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the period ended June 30, 2000 (excluding repurchase agreements), were as follows:

                      Other than
                   U.S. Government        U.S. Government
                      Securities             Securities
Purchases             $16,122,693          $     -
Proceeds from sales     1,575,508                -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the fund at the annual rate of .40 of one percent (.40%). Through the fiscal year ending June 30, 2001 the manager has entered into a contractual commitment with the Fund to limit annual Fund operating expenses to .30 of one percent (.30%) of average daily net assets. Under this agreement, the manager may subsequently seek to recoup such amounts waived for up to a period of three years from the date such amounts were waived or paid. There was no per share impact on net investment income as a result of this waiver, for the period ended June 30, 2000. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.

5. INVESTMENT SUB-ADVISOR - UMB Bank, n.a. the Fund's manager, employs, at its own expense, Northern Trust Quantitative Advisors, Inc. ("Northern Trust") to assist in the day-to-day management function of the Fund.

6. SUBSEQUENT ACCOUNTING POLICY CHANGE - The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement, as amended by SFAS No. 137, requires all derivatives to be recorded on the balance sheet date at fair value and establishes standard accounting methodologies for hedging activities. The standard will result in the recognition of offsetting changes in value or cash flows of both the hedge and the hedged item in net investment income in the same period. The statement is effective for the Fund's fiscal year ending
June 30, 2001. Because the Fund does not normally hold derivative instruments, the adoption of this statement is not expected to have a material impact on the financial statements.


FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.
                                                     June 30, 2000*

Net asset value, beginning of period                     $10.00

 Income from investment operations:
  Net investment income                                    0.01
  Net realized and unrealized gain on securities           0.01
 Total from investment operations                          0.02

Net asset value, end of period                           $10.02


Total return**                                                0%



Ratios/Supplemental Data
Net assets, end of period (in millions)                  $   15
Ratio of expenses to average net assets                    0.30%
Ratio of net investment income to average net assets       1.21%
Portfolio turnover rate                                      12%
Average commission rate                                  $.0282

*The Fund was capitalized on April 12, 2000 with $100,000, representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 1, 2000, at which time net asset value was $10.00 per share.

Ratios for this initial period of operation are annualized.

**The return is not annualized.

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of the UMB Scout Equity Index Fund:

We have audited the accompanying statement of assets and liabilities of the UMB Scout Equity Index Fund, including the statement of net assets, as of June 30, 2000, and the related statement of operations, statement of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 2000, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Equity Index Fund, as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON
Kansas City, Missouri
July 28, 2000

This report has been prepared for the information of the Shareholders of UMB Scout Equity Index Fund and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Balanced Fund
Bond Fund
Capital Preservation Fund
Equity Index Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund - Federal Portfolio
Money Market Fund - Prime Portfolio
Regional Fund
Stock Fund
Stock Select Fund
Tax-Free Money Market Fund
Technology Fund
WorldWide Fund
WorldWide Select Fund

*Available in Kansas and Missouri only.

Investment Advisors and Manager
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, n.a., Kansas City, Missouri

Underwriter, Distributor
and Transfer Agent
Jones & Babson, Inc., Kansas City, Missouri

UMB Scout Funds

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB," "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.

UMB Scout Funds

Technology Fund

Annual Report   June 30, 2000

A no-load mutual fund that invests principally in securities of companies that develop, produce or distribute products and services related to technology.


TO THE SHAREHOLDERS

In the past year, the financial markets continued to capture the nation's fancy. The major drivers regarding financial asset prices over the last 12 months have been earnings and interest rates, as is typically the case. However, last fall we witnessed a temporary detour from the "norm" as we saw what turned out to be a speculative "bubble" being created when investors purchased anything labeled ".com." While that bubble has not burst, it is fair to say that much of the speculative "froth" has since been eliminated from asset valuation levels.

In an effort to get a handle on the economy, Alan Greenspan conducted a series of six interest rate increases designed to slow the economic environment and ease any upward pressure on inflation rates. We are beginning to see signs that the growth rate in the economy is decreasing. For the time being, it appears that Mr. Greenspan's efforts were successful.

But what about the future? Will the economy continue to slow? And if it does slow, could we slip into a recession? These are very significant questions on many investors' minds. While we do not know what the future holds, history would suggest that the economy is going to slow during the remainder of 2000. Keep in mind that historically, the Federal Reserve, currently headed by Greenspan, has had difficulty "fine tuning" the economy. It has been shown that once the economy starts to slow, keeping it out of a recessionary environment can be difficult. In our minds, recession poses a major potential risk which investors may have to wrestle with during the next 12 months.

Longer term, we continue to look at the investment landscape in a positive sense. Inflation is low, and the economy is growing nicely. As long as these two trends are at work, we believe that financial assets will generate satisfactory returns.

In closing, we at UMB Investment Advisors would like to thank you, our shareholders, for your continued support of the UMB Scout Funds. We fully understand and appreciate the trust you have placed in our hands. We will work hard to maintain that trust.

Respectfully,

/s/William B. Greiner

William B. Greiner
Executive Vice President
Chief Investment Officer
UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.


TO THE SHAREHOLDERS

The UMB Scout Technology Fund closed the period ended June 30, 2000 at $10.08 per share and had a total return of 0.81% for the two-month period since its inception on May 1, 2000.

The objective of the Fund is to provide shareholders with long-term capital appreciation by investing principally in companies that develop, produce or distribute technology-related products and services.

Due to the limited focus of this fund, it is not intended to serve as a complete investment program by itself.

Rapid changes in investor sentiment were apparent in the Fund's returns for the first two months. After declining 11.9% in May, Fund performance quickly reversed, and a 14.4% return in June produced a slightly positive result for the period.

The decline in May was a continuation of the sell-off that began in March. Fears of rising interest rates were the primary cause for the NASDAQ Composite Index's fall, from a record close above 5000 in early March, to less than 3200 in late May. While the overall market was down somewhat, the S&P 500 Index fell just over 2% for the quarter. Technology stocks were much harder hit with the S&P High-Tech Index falling 8.57%.

Economic data released in June showed some signs that the economy might be slowing. This was viewed positively by investors, who took it as an indication that further interest rate increases might not be necessary. The market rebounded quickly in June with the S&P 500 rising nearly 2.5% and the S&P High-Tech Index gaining 10.6%.

The Fund's exposure to the large-cap technology leaders, such as Cisco, Microsoft and Intel, helped the Fund perform in line with the S&P Tech sector in the month of May. As the market recovered, the Fund was able to take advantage of the rebound in some of the stocks that had experienced significant corrections. Rambus was up over 130% for the month, and several other holdings increased more than 60%.

Turnover in the Fund has been relatively low, but a few positions were eliminated. As an example, BMC Software had experienced a steady decline in its stock price and was sold, as we felt less certain about its near-term fundamentals. Subsequent to our sale, the company announced that business had slowed significantly, and the stock fell another 40%.

Additions to the portfolio included taking a position in the biotech sector, as well as increasing our weighting in the communications equipment and semiconductor industries. These two areas continue to be overweighted in the portfolio, based on our view that the long-term growth outlook for these industries remains very positive. We reduced our Internet exposure, as declining advertising revenues put pressure on companies such as America Online and Yahoo!.

Overall, we are optimistic that the second half of 2000 will be very good for technology stocks. Although we expect that volatility will remain high, the fundamentals of the sector indicate acceleration in growth relative to the Y2K slowdown at the end of last year.

We are excited to be one of the new additions to the UMB Scout Fund family. In keeping with the tradition of our other funds, we encourage your questions and comments.

Sincerely,

/s/William B. Greiner

William B. Greiner
UMB Investment Advisors

Chart - HYPOTHETICAL GROWTH OF $10,000
UMB Scout Technology Fund
as of June 30, 2000

Chart - COMPARATIVE RATES OF RETURN
UMB Scout Technology Fund
as of June 30, 2000
                                        Month    Inception
UMB Scout Technology Fund               14.43%     0.81%
S&P High Tech Composite*                10.61%      N.A.
Morgan Stanley High Tech 35*            12.01%      N.A.
Hambrecht & Quist Technology*           12.04%      N.A.

Inception - May 1, 2000.

Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

CHART - Fund Diversification
UMB Scout Technology Fund

CHART - top ten equity holdings
UMB Scout Technology Fund
                                     Market        Percent
                                 Value (000's)     of Total
Cisco Systems, Inc.                 $  435            9%
Intel Corp.                            418            8%
Microsoft Corp.                        418            8%
Oracle Corp.                           247            5%
Nortel Networks Corp.                  219            4%
EMC Corp.                              208            4%
Sun Microsystems, Inc.                 200            4%
International Business Machines Corp.  177            4%
Juniper Networks, Inc.                 169            3%
Hewlett-Packard Co.                    157            3%
Top Ten Equity Holdings Total:      $2,650*          52%*

As of June 30, 2000, statement of assets. Subject to change.

*Market Values and Percents of Total are rounded; may not equal total.


FINANCIAL STATEMENTS                                      JUNE 30, 2000

Statement of Net Assets

                                                                Market
SHARES     DESCRIPTION                                          Value

COMMON STOCKS - 94.5%
Health care - 2.7%
     715   PE Corp. - PE Biosystems Group*                   $    47,101
   1,826   Immunex Corp.*                                         90,273
                                                                 137,374
INFORMATION Technology - 91.8%
     623   ADC Telecommunications, Inc.*                          52,254
       1   Agilent Technologies, Inc.*                                44
   1,384   America Online, Inc.*                                  73,006
     488   Analog Devices, Inc.*                                  37,088
   1,114   Applied Materials, Inc.*                              100,956
     500   Avanex Corp.*                                          47,750
     575   Broadcom Corp., Class A*                              125,889
   6,843   Cisco Systems, Inc.*                                  434,958
     800   Computer Associates Intl., Inc.                        40,950
     804   Comverse Technology, Inc.*                             74,772
   2,896   Dell Computer Corp.*                                  142,809
   2,708   EMC Corporation, Massachusetts*                       208,347
   1,255   Hewlett-Packard Co.*                                  156,718
   3,130   Intel Corp.                                           418,442
   1,619   International Business Machines Corp.                 177,382
     663   I2 Technologies, Inc.*                                 69,128
   1,189   JDS Uniphase Corp.*                                   142,531
   1,159   Juniper Networks, Inc.*                               168,707
   2,342   Lucent Technologies, Inc.*                            138,764
   5,227   Microsoft Corp.*                                      418,160
   2,157   Motorola, Inc.                                         62,688
     880   Network Appliance, Inc.*                               70,840
   1,895   Nokia Corp.*                                           94,632
   3,216   Nortel Networks Corp.                                 219,492
   2,943   Oracle Corp.*                                         247,396
     246   Pmc-Sierra, Inc.*                                      43,711
     875   Qualcomm, Inc.*                                        52,500
   1,255   Rambus, Inc., Delaware*                               129,265
     681   Scientific Atlanta, Inc.                               50,735
   2,284   Solectron Corp.*                                       95,643
   2,200   Sun Microsystems, Inc.                                200,063
   1,335   Taiwan Semiconductor Mfg. Co.                          51,731
     621   Teradyne, Inc.*                                        45,644
   2,000   Texas Instruments, Inc.*                              137,372
     624   Veritas Software Corp.*                                70,522
     508   Xilinx, Inc.*                                          41,942
                                                               4,642,831

TOTAL COMMON STOCKS (Cost $4,469,181) - 94.5%                  4,780,205

 Face                                                           Market
Amount     DESCRIPTION                                          Value

REPURCHASE AGREEMENT (Cost $280,000) - 5.5%
$280,000   Northern Trust Co., 6.40%, due July 3, 2000
            (Collateralized by U.S. Treasury Bonds,
            11.875%, due November 15, 2003)                      280,000

TOTAL INVESTMENTS (Cost $4,749,181) - 100.0%                   5,060,205

Other assets less liabilities - (0.0%)                              (312)

TOTAL NET ASSETS - 100.0%
 (equivalent to $10.08 per share; unlimited shares
 of $1.00 par value capital shares authorized;
 501,920 shares outstanding)                                 $ 5,059,893

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $4,751,495.

Net unrealized appreciation for federal income tax purposes was $308,710, which is comprised of unrealized appreciation of $444,616 and unrealized depreciation of $135,906.

*Non-incoming producing security

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS FOR THE PERIOD MAY 1, 2000 (INCEPTION) TO JUNE 30, 2000

StatementS of Assets and Liabilities

ASSETS:
  Investment securities, at market
   value (identified cost $4,749,181)                         $ 5,060,205
  Dividends receivable                                                292
      Total assets                                              5,060,497

LIABILITIES:
  Disbursements in excess of demand deposit cash                      604
NET ASSETS                                                    $ 5,059,893

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                 $ 4,789,053
  Accumulated undistributed income:
    Net investment loss                                              (680)
    Net realized loss on investment transactions                  (39,504)
  Net unrealized appreciation on investments                      311,024

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                   $ 5,059,893

Capital shares, $1.00 par value
  Authorized                                                    Unlimited

  Outstanding                                                     501,920

 NET ASSET VALUE PER SHARE                                    $     10.08

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS FOR THE PERIOD MAY 1, 2000 (INCEPTION) TO JUNE 30, 2000

Statements of Operations

INVESTMENT INCOME:
  Income:
    Dividends                                                 $       435
    Interest                                                        4,301
                                                                    4,736
  Expenses:
    Management fees                                                 5,416
      Net investment loss                                            (680)

REALIZED and unrealized GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from investment transactions                  (39,504)
  Increase in net unrealized appreciation on investments          311,024
      Net realized and unrealized gain on investments             271,520
      Net increase in net assets resulting from operations    $   270,840

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS FOR THE PERIOD MAY 1, 2000 (INCEPTION) TO JUNE 30, 2000

INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment loss                                         $       (680)
 Net realized loss from investment transactions                   (39,504)
 Increase in net unrealized appreciation on investments           311,024
   Net increase in net assets resulting from operations           270,840

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from 501,920 shares sold                              4,789,053

NET ASSETS:
 Beginning of period                                                    -
 End of period (including undistributed net
  investment loss of $680)                                   $  5,059,893

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At June 30, 2000, the Fund has a net capital loss carryover of $40,000 available to offset future realized capital gains and thereby reduce further taxable gains distributions.
Net investment income and net realized gains differ for financial statement and tax purposes primarily because of the deferral of wash sale losses and post-October losses.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income recognition.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the period ended June 30, 2000 (excluding repurchase agreements), were as follows:

                          Other than
                       U.S. Government       U.S. Government
                          Securities            Securities
Purchases               $   4,791,742         $      -
Proceeds from sales           283,057                -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the fund at the annual rate of 1.50 percent. Through the fiscal year ending June 30, 2001 the manager has entered into a contractual commitment with the Fund to limit annual Fund operating expenses to 1.10 percent of average daily net assets. Under this agreement, the manager may subsequently seek to recoup such amounts waived for up to a period of three years from the date such amounts were waived or paid. The fee waiver resulted in a $0.01 per share decrease in net investment loss for the period ended June 30, 2000. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.

5. SUBSEQUENT ACCOUNTING POLICY CHANGE - The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement, as amended by SFAS No. 137, requires all derivatives to be recorded on the balance sheet date at fair value and establishes standard accounting methodologies for hedging activities. The standard will result in the recognition of offsetting changes in value or cash flows of both the hedge and the hedged item in net investment income in the same period. The statement is effective for the Fund's fiscal year ending June 30, 2001. Because the Fund does not normally hold derivative instruments, the adoption of this statement is not expected to have a material impact on the financial statements.

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.


                                                   June 30, 2000*

Net asset value, beginning of period                   $10.00

 Income from investment operations:
  Net realized and unrealized gains on securities        0.08
 Total from investment operations                        0.08

Net asset value, end of period                         $10.08


Total return**                                              1%



Ratios/Supplemental Data
Net assets, end of period (in millions)                $    5
Ratio of expenses to average net assets                  1.10%
Ratio of net investment loss to average net assets      (0.13%)
Portfolio turnover rate                                    10%
Average commission rate                                $.0838

*The Fund was capitalized on April 12, 2000 with 100,000, representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 1, 2000, at which time net asset value was $10.00 per share.

Ratios for this initial period of operation are annualized.

**The return is not annualized.

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of UMB Scout Technology Fund:

We have audited the accompanying statement of assets and liabilities of the UMB Scout Technology Fund, including the statement of net assets, as of June 30, 2000, and the related statement of operations, statement of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 2000, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Technology Fund, as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 28, 2000

This report has been prepared for the information of the Shareholders of the UMB Scout Technology Fund, and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Balanced Fund
Bond Fund
Capital Preservation Fund
Equity Index Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund - Federal Portfolio
Money Market Fund - Prime Portfolio
Regional Fund
Stock Fund
Stock Select Fund
Tax-Free Money Market Fund
Technology Fund
WorldWide Fund
WorldWide Select Fund

*Available in Kansas and Missouri only.

Investment Advisors and Manager
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, n.a., Kansas City, Missouri

Underwriter, Distributor
and Transfer Agent
Jones & Babson, Inc., Kansas City, Missouri

UMB Scout Funds

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB," "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.